SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 12, 2015

Ford Credit Floorplan Master Owner Trust A

(Issuer of the notes)

Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)

Ford Credit Floorplan Corporation	Ford Credit Floorplan LLC

(Exact names of registrants as specified in their respective charters)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

333-187623-02	38-2973806	333-187623-01	38-3372243
(Commission File Number)	(I.R.S. Employer Identification No.)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Ford Motor Company		c/o Ford Motor Company
c/o Ford Credit SPE Management Office		c/o Ford Credit SPE Management Office
World Headquarters - Suite 802-A3		World Headquarters - Suite 802-A3
One America Road		One America Road
Dearborn, Michigan	48126	Dearborn, Michigan	48126
(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495	(313) 594-3495
(Registrant’s telephone number including area code)	(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Floorplan Master Owner Trust A (the “Issuing Entity”) of the asset backed securities (the “Notes”) described in the Prospectus Supplement, dated August 12, 2015 (the “Prospectus Supplement”), and the Base Prospectus, dated August 6, 2015 (the “Base Prospectus” and, together with the Prospectus Supplement, the “Prospectus”), which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Floorplan Corporation and Ford Credit Flooplan LLC, as registrants (the “Registrants”), the Registrants entered into an Underwriting Agreement on August 12, 2015 (the “Underwriting Agreement”) with the underwriters listed in item 9.01(d) below.  The Underwriting Agreement is described more fully in the Prospectus.

This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

Item 8.01                                           Other Events.

On the closing date for the issuance of the Notes set forth in the Prospectus (the “Closing Date”), the Issuing Entity will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file finalized forms of certain agreements that are to be executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement filed by the Registrants with the Securities and Exchange Commission under the file numbers 333-187623, 333-187623-01 and 333-187623-02.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

1.1

Underwriting Agreement, dated August 12, 2015, among the Registrants, Ford Motor Credit Company LLC and Barclays Capital Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and RBS Securities Inc.

4.2	Series 2015-5 Indenture Supplement, to be dated as of August 1, 2015, between the Issuing Entity and the Indenture Trustee.

99.7	Series 2015-5 Account Control Agreement, to be dated as of August 1, 2015, between the Issuing Entity and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this Report to be signed on their respective behalves by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

	By:	/s/ Susan J. Thomas
		Name:	Susan J. Thomas
		Title:	Secretary

FORD CREDIT FLOORPLAN LLC

	By:	/s/ Susan J. Thomas
		Name:	Susan J. Thomas
		Title:	Secretary

Dated: August 14, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated August 12, 2015, among the Registrants, Ford Motor Credit Company LLC and Barclays Capital Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and RBS Securities Inc.

4.2	Series 2015-5 Indenture Supplement, to be dated as of August 1, 2015, between the Issuing Entity and the Indenture Trustee.

99.7	Series 2015-5 Account Control Agreement, to be dated as of August 1, 2015, between the Issuing Entity and the Indenture Trustee.